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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          July 30, 2004

                            HAEMONETICS CORPORATION
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             (Exact name of registrant as specified in its charter)

        Massachusetts                    1-10730                 04-2882273
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(State or other jurisdiction        (Commission File            (IRS Employer
      of incorporation)                  Number)             Identification No.)

400 Wood Road Braintree, MA                                        02184
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code             (781) 848-7100

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          (Former name or former address if changed since last report)

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Item. 5 OTHER EVENTS AND REGULATION FD DISCLOSURE

      On July 30, 2004, Haemonetics Corporation, (the "Company") announced the reelection of Dr. Yutaka Sakurada to the Company's Board of Directors. Dr. Harvey Klein withdrew his name from the slate of candidates to be elected to the Board in response to a recently announced policy by National Institutes of Health ("NIH") against having NIH employees serve on for-profit boards. Dr. Klein serves as the Chief of the Department of Transfusion medicine at the Warren G. Magnuson Clinical Center of NIH.

Item. 7 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            99.1: Press Release of Haemonetics Corporation dated July 30, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        (Registrant)

           Date: July 30, 2004            By: /s/ Ronald J. Ryan
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                                              Ronald J. Ryan, Vice President and
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.        Subject Matter

99.1               Press Release of Haemonetics Corporation dated July 30, 2004.


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